UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-12                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee. On September 25 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-S12
-------------------------------------------------------------------------------




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  October 1, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               September 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1      185,500,000.00   164,907,535.83     7,065,786.91      780,837.18    7,846,624.09      0.00       0.00      157,841,748.92
A2      163,000,000.00   144,905,274.08     6,208,750.76      259,621.95    6,468,372.71      0.00       0.00      138,696,523.32
A3       22,500,000.00    20,002,261.75       857,036.15       37,504.24      894,540.39      0.00       0.00       19,145,225.60
AR              100.00             0.00             0.00            0.00            0.00      0.00       0.00                0.00
M1       40,000,000.00    40,000,000.00             0.00       97,000.00       97,000.00      0.00       0.00       40,000,000.00
M2       38,500,000.00    38,500,000.00             0.00      120,633.33      120,633.33      0.00       0.00       38,500,000.00
B1A       7,750,000.00     7,750,000.00             0.00       27,835.42       27,835.42      0.00       0.00        7,750,000.00
B1B       7,750,000.00     7,750,000.00             0.00       32,033.33       32,033.33      0.00       0.00        7,750,000.00
P               100.00           100.00             0.00      140,069.79      140,069.79      0.00       0.00              100.00
TOTALS  465,000,200.00   423,815,171.66    14,131,573.82    1,495,535.24   15,627,109.06      0.00       0.00      409,683,597.84

X1      465,000,100.00   432,470,504.33             0.00           14.03           14.03      0.00       0.00      419,850,394.86
X2                0.00             0.00             0.00            0.00            0.00      0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540VL42          888.98941148     38.09049547    4.20936485     42.29986032          850.89891601     A1      5.682000 %
A2       22540VL59          888.98941153     38.09049546    1.59277270     39.68326816          850.89891607     A2      2.150000 %
A3       22540VM66          888.98941111     38.09049556    1.66685511     39.75735067          850.89891556     A3      2.250000 %
AR       22540VL67            0.00000000      0.00000000    0.00000000      0.00000000            0.00000000     AR     11.913965 %
M1       22540VL75        1,000.00000000      0.00000000    2.42500000      2.42500000        1,000.00000000     M1      2.910000 %
M2       22540VL83        1,000.00000000      0.00000000    3.13333325      3.13333325        1,000.00000000     M2      3.760000 %
B1A      22540VL91        1,000.00000000      0.00000000    3.59166710      3.59166710        1,000.00000000     B1A     4.310000 %
B1B      22540VM25        1,000.00000000      0.00000000    4.13333290      4.13333290        1,000.00000000     B1B     4.960000 %
P        22540VM33        1,000.00000000      0.00000000     ###             ###              1,000.00000000     P      11.913965 %
TOTALS                      911.43008468     30.39046826    3.21620343     33.60667170          881.03961641
X1       22540VM41          930.04389532      0.00000000    0.00003017      0.00003017          902.90388079     X1      0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               September 25 2002


Sec. 4.06(a)(i)          Principal Remittance Amount                                                         11,272,943.61
                         Scheduled Principal Payments                                                           291,151.44
                         Principal Prepayments                                                               10,669,223.35
                         Curtailments                                                                           284,687.98
                         Curtailment Interest Adjustments                                                           927.16
                         Repurchase Principal                                                                         0.00
                         Substitution Amounts                                                                         0.00
                         Net Liquidation Proceeds                                                                27,663.46
                         Other Principal Adjustments                                                               -709.78

                         Gross Interest                                                                       4,508,304.31

                         Recoveries From Prior Loss Determinations                                                    0.00
                         Reimbursements of Non-Recoverable Advances Previously Made                              79,602.11
                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                      73
                         Balance of Loans with Respect to which Prepayment Penalties were Collected           3,137,488.32
                         Amount of Prepayment Penalties distributed to the Class P Certificates                 140,068.80

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                      10,640
                         Beginning Aggregate Loan Balance                                                   432,470,504.33

                         Ending Number of Loans Outstanding                                                         10,382
                         Ending Aggregate Loan Balance                                                      419,850,394.86

Sec. 4.06(a)(v)          Servicing Fees including Credit Risk Manager Fee and FSA Premium                       212,623.39
                         Trustee Fee (Total)                                                                      1,982.16

Sec. 4.06(a)(vii)        Servicer Advances                                                                    3,569,768.84
                         Cumulative Servicer Advances                                                         4,115,214.52

Sec 4.06(a)(viii)(A)   Delinquent Mortgage Loans
                          Group Totals
                                                                      Principal
                               Category           Number                Balance               Percentage
                                1 Month         137              6,260,940.81                  1.49 %
                                2 Month          63              2,479,973.61                  0.59 %
                                3 Month          63              2,675,549.22                  0.64 %
                                 Total          263             11,416,463.64                  2.72 %

                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                             Group Totals
                                                 Principal
                                Number            Balance               Percentage
                                  31              1,094,236.65                 0.26 %

                          * Only Current Bankruptcies are reflected in the table above.
                           Balance of Bankruptcies delinquent 31 to 60 days                                    51,055.01

Section 4.06(a)(viii)(B)   Foreclosures

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                                   6                521,167.57                 0.12 %

Section 4.06(a)(xi)        REO Properties

                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                               0                    0.00                    0.00%

Section 4.06(a)(xii)       Current Realized Losses                                        1,347,165.86
                           Cumulative Realized Losses                                     1,614,978.95

Sec. 4.06(a)(xiv)          Amount on Deposit in Pre-Funding Account                    0.00

                           Capitalized Interest Requirement                            0.00

Sec. 4.06(a)(xiv)          Amount of Insured Payment                                   0.00

Trigger Event              Trigger Event Occurrence (Is Rolling 3
                             Month Delinquency Rate > 15.5% of Sr. Enhancement%?)         NO
                           Rolling 3 Month Delinquency Rate                              1.36588 %
                           Sr. Enhancement Percentage x 15.5%                            3.84562 %

Group 2 O/C Reporting      Targeted Overcollateralization Amount                   17,437,507.50
                           Ending Overcollateralization Amount                     10,166,797.02
                           Ending Overcollateralization Deficiency                  7,270,710.48
                           Overcollateralization Release Amount                             0.00
                           Monthly Excess Interest                                  2,858,630.21
                           Payment to Class X-1                                            14.03


